Exhibit 32


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       with Respect to the North Valley Bancorp Annual Report on Form 10-K
                      for the year ended December 31, 2003


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

     1. The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 16, 2005                        /s/ MICHAEL J. CUSHMAN
                                              -----------------------------
                                              Michael J. Cushman
                                              President and Chief
                                              Executive Officer
                                              (Principal Executive Officer)


Dated:  March 16, 2005                        /s/ EDWARD J. CZAJKA
                                              -----------------------------
                                              Edward J. Czajka
                                              Executive Vice President
                                              and Chief Financial Officer
                                              (Principal Financial Officer)


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